BLACKROCK FUNDSSM

BlackRock Macro Themes Fund

Supplement dated December 5, 2016 to the Summary Prospectus, Prospectus and Statement of Additional

Information of the Fund, each dated November 28, 2016

This Supplement was previously filed on November 18, 2016.

On November 17, 2016, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series, BlackRock Macro Themes Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on December 19, 2016, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about December 23, 2016 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PRSAI-MT-1216SUP